SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report                      November 21, 2000
(Date of earliest event reported)  (November 14, 2000)

CTC COMMUNICATIONS GROUP, INC.
(Exact name of registrant as specified in its charter)
          Delaware                   0-27505            04-3469590
       (State or other jurisdiction (Commission         (IRS Employer
         of incorporation)          File Number)   Identification No.)

          220 Bear Hill Rd., Waltham, Massachusetts         02451
        (Address of principal executive offices)          (Zip Code)

                               (781) 466-8080
 (Registrant's telephone number including area code)

 (Former name or former address if changed since last report)

Item 5.  Other Events

(a) On November 21, 2000, the Registrant issued the following press release:

CTC Obtains Signaling System Seven (SS7) Certification for Western
Massachusetts

WALTHAM, Mass November 21, 2000-- CTC Communications Group Inc. (NASDAQ:
CPTL)--a rapidly expanding provider of state-of-the-art integrated communications solutions for medium-to-large enterprises--today announced that the Company has obtained Signaling System 7 (SS7) Certification for the Western LATA of Massachusetts representing another major advance in the Company's schedule to provide local voice services on its packet-based PowerPath(sm) Network by year-end 2000.

CTC's SS7 Certification permits the Company to participate in the worldwide voice networking arena. The Company's local and long distance voice customers in Western Massachusetts, when placed on-net, can place and receive voice calls to and from any customer served by any carrier in the world.

SS7 Certification is required for each geographic area (LATA) in which CTC offers local voice services to its customers. The Company is on schedule to obtain these Certifications throughout the Northeast and Mid-Atlantic States as it progressively introduces local voice services during 2001

"This is a critical milestone in our schedule to provide local voice services on our PowerPath(sm) Network" reported Steve McGrath, CTC's Engineering Director for Next Generation Network Services. "SS7 Certification confirms our ability to "talk to" any other voice network in the world, but more importantly, proves the integration and inter-operability of the core signaling components of our packet-based infrastructure; our Telcordia Call Agent softswitch and the Illuminet SS7 network. We remain on schedule to have Western Massachusetts customers utilizing the PowerPath(sm) Network for local voice services by the end of this year. Our CTC team is excited and energized in regard to what this local voice effort means to our Industry and the Marketplace."

About CTC Communications
CTC is a rapidly growing Competitive Local Exchange Carrier (CLEC) utilizing a next generation communications network that allows it to converge voice, data, Internet and video services. Today, the Company serves medium and larger business customers from Virginia to Maine, which includes the most robust telecommunications region in the world-the Washington D.C. to Boston corridor. CTC was managing more than 407,000 access lines as of September 30, 2000.

The Company's Cisco Powered IP+ATM packet network and its 450 member sales and service teams, provide contiguous marketing and technology coverage throughout the Northeast and Mid-Atlantic States. The Company, through its dedicated commitment to exceptional customer service has achieved an industry-leading market share and an industry-leading line retention rate in excess of 99 percent. CTC can be found on the worldwide web at www.ctcnet.com.

The statements in this press release that relate to future plans, events or performance are forward-looking statements that involve risk and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements including the ability of the Company to provide local voice services on its packet-based PowerPathSM Network. Readers are, accordingly, cautioned not to place undue reliance on these forward-looking statements. Additional information about these risks and uncertainties is set forth in the Company's most recent report on Forms 10-K and 10Q. CTC undertakes no obligation to release publicly the results of any revisions to these forward-looking statements that may be made to reflect results, events or circumstances after the date hereof.

Contact:	John Dinsmore 			 	Alan Russell
		Feldman Communications Inc.		CTC Communications
		410-571-8900 (t)				781-522-8731  (t)
		JDFelCom@aol.com (e)			arussell@ctcnet.com
		www.FeldmanCommunications.com		www.ctcnet.com


(b) On November 14, 2000, the Registrant issued the following press release:

--CTC Prepares for Future Data Center with Scaled down Center Providing Web-Hosting and Collocation Services--

WALTHAM, MA, November 14, 2000-CTC Communications Group (NASDAQ NM: CPTL)- a rapidly growing Competitive Local Exchange Carrier (CLEC) today announced the opening of its first of two data centers as the Company enhances its network offerings with web-hosting and collocation services.

CTC is now offering web-hosting services to medium and larger businesses out of the Company's first data center located in Springfield, Massachusetts, a scaled down version of the 75,000 square foot facility to be completed in Waltham, Massachusetts in mid 2001. Services offered at the Springfield center consist of shared and dedicated servers for web-hosting, as well as collocation services for medium and larger business customers. The Company will be offering these services to a limited group of customers until December 1, 2000 when it begins full commercial rollout.

"This new facility is a great training ground for providing data center services and will provide us with the opportunity to accumulate the experience that will be essential when we open our full scale e-business data center. Many businesses today are unable to maintain the resources that are necessary to have a secure and redundant web-hosting strategy. Our data center solutions give medium and larger businesses a flexible, cost effective, and highly reliable alternative to doing it in house," stated Robert Fabbricatore, Chairman and CEO. "These hosting and collocation services are a continuation of our strategy to develop customer-centric services that can utilize the power of our IP+ATM PowerPath(sm) Network."

CTC's Data Center Highlights
  "A Class 5 Facility"
* Professional Services Available from Design to Implementation
* Redundant, Secure Firewalls
* Multiple Tier 1 Internet Access Nodes
* Access via CTC's Redundant PowerPath(sm) Network
* Redundant Routers
* Redundant Power Backup
* 24x7 Network Monitoring
* Server Backup and Mirroring Available
* Secure Facility with Card Access and Video Surveillance

CTC's main e-business data center, in Waltham, Massachusetts, is scheduled to be operational in Q2 2001 and will be available for full production mode after Q2 2001. The Waltham e-business center will be another class 5 facility to be utilized for web-hosting, off-site data storage, Portals, management services and other applications that take advantage of the Company's broadband PowerPath(sm) Network.

About CTC Communications
CTC is a rapidly growing Competitive Local Exchange Carrier (CLEC) utilizing a next generation communications network that allows it to converge voice, data, Internet and video services. Today, the Company serves medium and larger business customers from Virginia to Maine, which includes the most robust telecommunications region in the world-the Washington D.C. to Boston corridor. CTC was managing more than 407,000 access lines as of September 30, 2000.

The Company's Cisco Powered IP+ATM packet network and its 450 member sales and service teams, provide contiguous marketing and technology coverage throughout the Northeast and Mid-Atlantic States. The Company, through its dedicated commitment to exceptional customer service has achieved an industry-leading market share and an industry-leading line retention rate in excess of 99 percent. CTC can be found on the worldwide web at www.ctcnet.com.

The statements in this press release that relate to future plans, events or performance are forward-looking statements that involve risk and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements including the demand for web hosting and collocation services and the Company's future data center. Readers are, accordingly, cautioned not to place undue reliance on these forward-looking statements. Additional information about these risks and uncertainties is set forth in the Company's most recent report on Forms 10-K and 10Q. CTC undertakes no obligation to release publicly the results of any revisions to these forward-looking statements that may be made to reflect results, events or circumstances after the date hereof.


Contact:	John Dinsmore 			 	Alan Russell
		Feldman Communications Inc.		CTC Communications
		410-571-8900 (t)				781-522-8731  (t)
		JDFelCom@aol.com (e)			arussell@ctcnet.com
		www.FeldmanCommunications.com		www.ctcnet.com

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  CTC COMMUNICATIONS GROUP, INC.

                 By: /s/ John D. Pittenger
                 John D. Pittenger,
                 Executive Vice President, Finance and Administration

Dated: November 21, 2000